                                                                   EXHIBIT 99.n7

                               AMENDMENT NO. 6 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

     THIS AMENDMENT NO. 6 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is made as of the 30th day of September, 2004, by each of the above named corporations (the
"Issuers").  Capitalized  terms not  otherwise  defined  herein  shall  have the meaning ascribed to them in the Amended and Restated Multiple Class Plan.

                                    RECITALS

     WHEREAS, the Issuers are parties to a certain Amended and Restated Multiple
Class Plan dated as of September 3, 2002, as amended  December 31, 2002,  August
29, 2003, February 27, 2004, May 1, 2004 and August 1, 2004 (the "Plan"); and

     WHEREAS, American Century Strategic Asset Allocations, Inc. has added A and
B classes of shares for the Strategic Allocation:  Aggressive Fund and Strategic
Allocation:  Moderate  Fund and A, B and C classes of shares  for the  Strategic
Allocation: Conservative Fund ("New Classes"); and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of the New Classes;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     2. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Amended and Restated  Multiple  Class Plan, as amended by Amendment No.
6.

     3. In the event of a conflict  between the terms of this Amendment No.6 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 6 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 6, the parties hereby confirm and ratify the Plan.

     4. This Amendment No. 6 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

                                       1

    IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 6 as of the date first above written.

                             AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                             AMERICAN CENTURY GOVERNMENT INCOME TRUST
                             AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                             AMERICAN CENTURY INVESTMENT TRUST
                             AMERICAN CENTURY MUNICIPAL TRUST
                             AMERICAN CENTURY TARGET MATURITIES TRUST
                             AMERICAN CENTURY QUANTITATIVE EQUITY
                                FUNDS, INC.
                             AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                             AMERICAN CENTURY MUTUAL FUNDS, INC.
                             AMERICAN CENTURY STRATEGIC ASSET
                                ALLOCATIONS, INC.
                             AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                             By:    /s/ Charles A. Etherington
                                    --------------------------------------------
                             Name:  Charles A. Etherington
                             Title: Vice President

                                       2

                                                   SCHEDULE A

                                COMPANIES AND FUNDS COVERED BY THIS MULTICLASS PLAN
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------
                                               INVESTOR INSTITU-  ADVISOR     A      B       C      C CLASS    R
                    FIXED INCOME FUNDS          CLASS   TIONAL     CLASS    CLASS   CLASS   CLASS    II      CLASS
                                                        CLASS
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------
AMERICAN CENTURY CALIFORNIA TAX-FREE
 AND MUNICIPAL FUNDS
>>California High-Yield Municipal Fund           Yes      No        No       Yes    Yes      Yes       Yes     No
>>California Tax-Free Money Market Fund          Yes      No        No       No     No       No        No      No
>>California Intermediate-Term Tax-Free Fund     Yes      No        No       No     No       No        No      No
>>California Long-Term Tax-Free Fund             Yes      No        No       No     No       No        No      No
>>California Limited-Term Tax-Free Fund          Yes      No        No       No     No       No        No      No
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- ----------
AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>Ginnie Mae Fund                                Yes      No        Yes      No     No       Yes       No      No
>>Government Agency Money Market Fund            Yes      No        Yes      No     No       No        No      No
>>Government Bond Fund                           Yes      No        Yes      No     No       No        No      No
>>Short-Term Government Fund                     Yes      No        Yes      No     No       No        No      No
>>Capital Preservation Fund                      Yes      No        No       No     No       No        No      No
>>Inflation-Adjusted Bond Fund                   Yes      Yes       Yes      No     No       No        No      No

---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- ----------
AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>International Bond Fund                        Yes      Yes       Yes      No     No       No        No      No
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- ----------
AMERICAN CENTURY INVESTMENT TRUST
>>Diversified Bond Fund                          Yes      Yes       Yes      Yes    Yes      Yes       Yes     No
>>Premium Money Market Fund                      Yes      No        No       No     No       No        No      No
>>Prime Money Market Fund                        Yes      No        Yes      Yes    Yes      Yes       Yes     No
>>High-Yield Fund                                Yes      Yes       Yes      Yes    Yes      Yes       Yes     No
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- ----------
AMERICAN CENTURY MUNICIPAL TRUST
>>Arizona Municipal Bond Fund                    Yes      No        No       Yes    Yes      Yes       No      No
>>Florida Municipal Bond Fund                    Yes      No        No       Yes    Yes      Yes       No      No
>>High-Yield Municipal Fund                      Yes      No        No       Yes    Yes      Yes       Yes     No
>>Tax-Free Bond Fund                             Yes      Yes       No       No     No       No        No      No
>>Tax-Free Money Market Fund                     Yes      No        No       No     No       No        No      No
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- ----------
AMERICAN CENTURY TARGET MATURITIES TRUST
>>Target 2005 Fund                               Yes      No        Yes      No     No       No        No      No
>>Target 2010 Fund                               Yes      No        Yes      No     No       No        No      No
>>Target 2015 Fund                               Yes      No        Yes      No     No       No        No      No
>>Target 2020 Fund                               Yes      No        Yes      No     No       No        No      No
>>Target 2025 Fund                               Yes      No        Yes      No     No       No        No      No
>>Target 2030 Fund                               Yes      No        Yes      No     No       Yes       No      No
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- ----------

---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------
                                               INVESTOR INSTITU-  ADVISOR     A      B       C      C CLASS    R
                    FIXED INCOME FUNDS          CLASS   TIONAL     CLASS    CLASS   CLASS   CLASS    II      CLASS
                                                        CLASS
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------
AMERICAN CENTURY QUANTITATIVE
  EQUITY FUNDS, INC.
>>Equity Growth Fund                             Yes      Yes       Yes      No     No       Yes       No      No
>>Income & Growth Fund                           Yes      Yes       Yes      No     No       Yes       No      Yes
>>Global Gold Fund                               Yes      No        Yes      No     No       No        No      No
>>Small Company Fund                             Yes      Yes       Yes      No     No       No        No      Yes
>>Utilities Fund                                 Yes      No        Yes      No     No       No        No      No
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------
AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>Equity Income Fund                             Yes      Yes       Yes      No     No       Yes       No      Yes
>>Value Fund                                     Yes      Yes       Yes      Yes    Yes      Yes       Yes     No
>>Real Estate Fund                               Yes      Yes       Yes      No     No       No        No      No
>>Small Cap Value Fund                           Yes      Yes       Yes      No     No       Yes       No      No
>>Equity Index Fund                              Yes      Yes       No       No     No       No        No      No
>>Large Company Value Fund                       Yes      Yes       Yes      Yes    Yes      Yes       Yes     Yes
>>Mid Cap Value Fund                             Yes      Yes       Yes      No     No       No        No      No
--------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------
AMERICAN CENTURY MUTUAL FUNDS, INC.
>>Balanced Fund                                  Yes      Yes       Yes      No     No       No        No      No
>>Growth Fund                                    Yes      Yes       Yes      No     No       Yes       No      Yes
>>Heritage Fund                                  Yes      Yes       Yes      No     No       Yes       No      No
>>Select Fund                                    Yes      Yes       Yes      Yes    Yes      Yes       Yes     No
>>Ultra Fund                                     Yes      Yes       Yes      No     No       Yes       No      Yes
>>Veedot Fund                                    Yes      Yes       Yes      No     No       No        No      No
>>Vista Fund                                     Yes      Yes       Yes      No     No       Yes       No      No
>>Giftrust Fund                                  Yes      No        No       No     No       No        No      No
>>New Opportunities Fund                         Yes      No        No       No     No       No        No      No
>>Capital Value Fund                             Yes      Yes       Yes      No     No       No        No      No
>>Veedot Large-Cap Fund                          Yes      Yes       Yes      No     No       No        No      No
>>New Opportunities II Fund                      Yes      Yes       No       Yes    Yes      Yes       Yes     No
>>Capital Growth Fund                             No      No        No       Yes    Yes      Yes       No      No
--------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------
American Century Strategic
  Asset Allocations, Inc.
>>Strategic Allocation: Aggressive Fund          Yes      Yes       Yes      Yes    Yes      Yes       No      No
>>Strategic Allocation: Conservative Fund        Yes      Yes       Yes      Yes    Yes      Yes       No      No
>>Strategic Allocation: Moderate Fund            Yes      Yes       Yes      Yes    Yes      Yes       No      Yes
>>Newton Fund                                    Yes      No        No       No      No      No        No      No

---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------
                                               INVESTOR INSTITU-  ADVISOR     A      B       C      C CLASS    R
                    FIXED INCOME FUNDS          CLASS   TIONAL     CLASS    CLASS   CLASS   CLASS    II      CLASS
                                                        CLASS
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>Emerging Markets Fund
>>Global Growth Fund                             Yes      Yes       Yes      No      No      Yes       No      No
>>International Growth Fund                      Yes      Yes       Yes      No      No      Yes       No      No
>>International Discovery Fund                   Yes      Yes       Yes      Yes    Yes      Yes       Yes     Yes
>>Life Sciences Fund                             Yes      Yes       Yes      No      No      No        No      No
>>Technology Fund                                Yes      Yes       Yes      No      No      Yes       No      No
>>International Opportunities Fund               Yes      Yes       Yes      No      No      Yes       No      No
>>European Growth Fund                           Yes      Yes       No       No      No      No        No      No
---------------------------------------------- -------- --------- -------- ------- ------- ------- -------- --------                                                  Yes      Yes         Yes       No       No      Yes       No        No